UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 13, 2019

NICOLET BANKSHARES, INC.
(Exact name of registrant as specified in its charter)

Wisconsin	001-37700	47-0871001
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

111 North Washington Street
Green Bay, Wisconsin 54301
(Address of principal executive offices)

(920) 430-1400
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	NCBS	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter.)
 Emerging Growth Company ☐
 If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the annual meeting of the shareholders of Nicolet Bankshares, Inc. (“Nicolet”), held on May 13, 2019 (the “Annual Meeting”), Nicolet’s shareholders approved the following proposals by the votes set forth below:

Proposal 1: Election of Directors

Name	For	Withheld	Broker Non-Votes
Robert B. Atwell	6,645,391	41,511	1,749,329
Rachel Campos-Duffy	6,493,900	191,826	1,749,329
Michael E. Daniels	6,626,020	60,882	1,749,329
John N. Dykema	6,193,775	493,127	1,749,329
Terrence R. Fulwiler	6,591,514	95,388	1,749,329
Christopher J. Ghidorzi	6,594,873	92,029	1,749,329
Andrew F. Hetzel, Jr.	6,604,878	82,024	1,749,329
Donald J. Long, Jr.	6,607,950	78,952	1,749,329
Dustin J. McClone	6,527,467	159,435	1,749,329
Susan L. Merkatoris	6,636,025	50,877	1,749,329
Randy J. Rose	6,161,492	525,410	1,749,329
Oliver Pierce Smith	6,598,082	88,820	1,749,329
Robert J. Weyers	5,233,475	1,453,427	1,749,329

 Proposal 2: Ratification of the selection of Porter Keadle Moore, LLC as Nicolet’s independent registered public accounting firm for the year ending December 31, 2019.

For	Against	Abstain	Broker Non-Votes
8,387,164	37,525	27,952	N/A

Proposal 3: Approval of an amendment to the Nicolet Bankshares, Inc. 2011 Long-Term Incentive Plan to increase the number of shares authorized for issuance from 1,500,000 to 3,000,000 shares.

For	Against	Abstain	Broker Non-Votes
4,725,998	1,751,491	225,823	1,749,329

Proposal 4: Advisory approval of Nicolet's named executive officer compensation.

For	Against	Abstain	Broker Non-Votes
5,778,253	516,720	408,339	1,749,329

Proposal 5: Advisory vote on the frequency of advisory approval of Nicolet's named executive officer compensation.

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
6,136,387	59,319	360,536	147,070	1,749,329

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 16, 2019	NICOLET BANKSHARES, INC.

	By:	/s/ Ann K. Lawson
Name: Ann K. Lawson
Title: Chief Financial Officer